                                            UNITED STATES
                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549

                                              FORM 8-K/A

                                          (Amendment No. 1)

                                            CURRENT REPORT
                                Pursuant to Section 13 OR 15(d) of the
                                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    June 20, 2007
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                                                                  Elcom International, Inc.
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                                                     (Exact Name of Registrant as Specified in Charter)

                       Delaware                                             000-27376                                         04-3175156
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               (State or Other Jurisdiction                                (Commission                                       (IRS Employer
                     of Incorporation)                                    File Number)                                    Identification No.)

                                       10 Oceana Way Norwood, Massachusetts                                        02062
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                                   (Address of Principal Executive Offices)                                      (Zip Code)

Registrant's telephone number, including area code                        (781) 501-4000
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                                                                             N/A
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                                               (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2007,  Elcom  International,  Inc.  (the  "Company")  entered into a formal  Severance and
Release Agreement (the "Agreement") with John E. Halnen  ("Halnen"),  which set forth the terms of Mr.
Halnen's  separation  from the Company  effective  June 20,  2007,  as had been  previously  reported.
Halnen can revoke the Agreement on or before July 24, 2007,  the  expiration of a seven-day  statutory revocation period.

Halnen was  terminated  by the  Company  without  cause,  pursuant  to the  December  2005  Employment
Agreement (the "Employment  Agreement") between the Company and Halnen . The Agreement  supersedes the
Employment  Agreement  (except  Section 7 thereof)  and an Agreement to Repay  Accrued  Salaries.  The terms of the  Agreement  provide  that the Company  will pay Halnen  Three  Hundred  Thousand  Dollars
($300,000)  as  severance  pay  over  a  12  month  period.  The  Agreement  provides  for  additional consideration and benefits, mutual and general releases and other standard legal covenants.

The Agreement is filed concurrently herewith as Exhibit 10.1.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.                           Description
10.1                                  Severance and Release Agreement by Elcom International, Inc. and John E. Halnen.

                                              SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              ELCOM INTERNATIONAL, INC.

Date      July 24, 2007
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                                                                                              By: /s/ Gregory King
                                                                                              ------------------------------------------------
                                                                                              Gregory King
                                                                                              Acting Chief Executive Officer

                                            EXHIBIT INDEX

            Exhibit No.               Description

                10.1                  Severance and Release Agreement by Elcom International, Inc. and John E. Halnen.